Exhibit 99.01

$375 Million Credit Facilities Public Lenders' Presentation

November 14, 2013

Statement on Forward-Looking Information

Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections.

Forward-Looking Statements
Certain statements in this presentation are forward-looking as defined in the
Private Securities Litigation Reform Act of 1995.  These statements involve certain risks and uncertainties that may be beyond our control and may cause our actual future results to differ materially from our current expectations both in connection with the Chapter 11 filings Patriot announced on July 9,
2012 and our business and financial prospects. No assurance can be made that these events will come to fruition. Patriot undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Factors that could affect our results include, but are not limited to: (i) the ability of Patriot and its subsidiaries to continue as a going concern, (ii) the ability of Patriot and its subsidiaries to operate within the restrictions and liquidity limitations of the post-petition credit facilities authorized by the Bankruptcy Court, (iii) the ability of Patriot and its subsidiaries to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 cases, (iv) the ability of Patriot and its subsidiaries to successfully complete a reorganization under Chapter 11 and emerge from bankruptcy, which is dependent upon, among other things, the ability to implement changes to wage and benefit programs and postretirement benefit obligations consensually or pursuant to section 1113 and 1114 of the Bankruptcy
Code, to minimize liabilities upon emergence and to obtain post-bankruptcy financing, (v) the effects of the bankruptcy filing on Patriot and its subsidiaries and the interests of various creditors, equity holders and other constituents, (vi) Bankruptcy Court rulings in the Chapter 11 cases and the outcome of the cases in general, (vii) the length of time Patriot and its subsidiaries will operate under the Chapter 11 cases, (viii) risks associated with third-party motions in the Chapter 11 cases, which may interfere with the ability of Patriot and its subsidiaries to develop one or more plans of reorganization and consummate such plans once they are developed, (ix) the potential adverse effects of the Chapter 11 proceedings on Patriot's liquidity or results of operations, (x) the ability to execute Patriot's business and restructuring plans, (xi) increased legal costs related to Patriot's bankruptcy filing and other litigation, and (xii) the ability of Patriot and its subsidiaries to maintain contracts that are critical to their operation, including to obtain and maintain normal terms with their vendors, customers, landlords and service providers and to retain key executives, managers and employees. In the event that the risks disclosed in Patriot's public filings and those discussed above cause results to differ materially from those expressed in Patriot's forward-looking statements, Patriot's business, financial condition, results of operations or liquidity, and the interests of creditors, equity holders and other constituents, could be materially adversely affected. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to
Patriot's Form 10-K and Form 10-Q reports. When considering any investment, each lender should always conduct its own legal and financial due diligence before making any investment decision.

Table of Contents

1. Introduction                    3

2. Transaction Overview            4

3. Knighthead Capital Management, LLC 8

4. Company Overview 9

5. Marketing Overview 15

6. Credit Highlights 21

7. Financial Overview 29

8. Syndication 36

9. Public Qand A

Introduction

Introduction

Barclays

Name Title

Managing Director
Jeff Ogden
Leveraged Finance Syndicate

Knighthead Capital

 Name Title Tom Wagner Co-Founder

Patriot Coal

Name Title

President and  CEO
Bennett K. Hatfield

Senior Vice President and  CFO
John E. Lushefski

Vice President and Treasurer
Robert L. Mead

Transaction Overview

Transaction Summary

[] In mid-December 2013, Patriot Coal Corporation ("Patriot" or the "Company")
expects to emerge from Chapter 11 [] Since the filing in July 2012, the Company has continued to operate productively and has undertaken several steps to strengthen its balance sheet and increase the competitiveness of its operations

-- Focused mining operations on highest margin products and closed or idled certain uneconomic mines

-- Addressed the Company's labor and legacy liability issues, reducing total liabilities by ~$1.7 billion and driving down annual cash costs by ~$130 million

-- Implemented cost reduction initiatives to enhance competitiveness

-- Effectively used bankruptcy process to reject uneconomic contracts

[] In conjunction with emergence from Chapter 11, Patriot expects to have the following credit facilities in place (together, the "Credit Facilities"):

-- New $125 million Senior Secured ABL Facility (the "ABL Facility"), undrawn at closing

-- Approximately $201 million 1st Lien / 1st Out Senior Secured L/C Facility
(the "L/C Facility")

-- New $250 million 1st Lien / 2nd Out Senior Secured Term Loan (the "Term
Loan")

[] Patriot will also receive $250 million of junior capital investment (the
"Backstop Party Investment") from a Rights Offering backstopped by Knighthead
Capital Management, LLC ("Knighthead") and certain other investors
(collectively, the "Backstop Parties")

Patriot is ready to emerge from Chapter 11 with a vastly improved cost structure and a dramatically de-levered balance sheet

Sources and Uses

Sources and Uses Letters of Credit

($ in millions) ($ in millions)

Sources Amount % L/C Sources Amount %
Release of Cash Collateral Deposits $50 7% L/C Facility $201 59% Arch and
Peabody Settlements 36 5% L/Cs Assumed by Arch and Peabody 141 41% $250 Million
Term Loan 250 37% Total L/C Sources $342 100% Backstop Party Investment (1) 263
39% Balance Sheet Cash 78 12% L/C Uses Amount % Total Sources $677 100%
Existing 2nd Out L/C Facility $281 82% Existing L/Cs Under DIP A/R Facility 61
18%
Uses Amount % Total L/C Uses $342 100%
Repay DIP Term Loan $375 55% VEBA Contribution (2) 10 1% Admin Claims, Fees and
Other 57 8% Other Emergence Costs 35 5% Balance Sheet Cash (3) 187 28% PIK
Backstop Fee 13 2%
Total Uses $677 100%

___________________________
Source: Patriot Coal Disclosure Statement (DKT 4928).
1. Backstop Party Investment consists of a $250 million 10-year 2nd Lien PIK
Note plus $13 million PIK backstop fee.
2. Voluntary Employee Beneficiary Association ("VEBA").
3. Cash adjusted for all bankruptcy cost and settlement receipts.

Exit Capitalization

Pro Forma Capitalization

($ in millions)	Chapter 11 Entry			Chapter 11 Proposed Exit		
	As of 7/9/2012	Adj.	Pro Forma DIP Financing	As of 12/31/2013E	Adj.	Pro Forma Refinancing
Cash and Cash Equivalents [1]	$34	$314	$348	$78	$109	$187
Pre Petition Debt						
Pre Petition Revolving Credit Facility	25	(25)	--	--		--
Capitalized Leases & Other	--		--	14		14
Promissory Notes	7		7	--		--
8.250% Senior Unsecured Notes	250		250	250	(250)	--
3.250% Convertible Senior Notes	200		200	200	(200)	--
Post Petition Debt						
New $125 Million ABL	--		--	--		--
New 1st Lien / 1st Out $201 Million L/C Facility	--		--	--		--
New 1st Lien / 2nd Out $250 Million Term Loan	--		--	--	250	250
DIP Revolver ABL Facility	--		--	--		--
DIP Second Out L/C Facility	--		--	--	--	--
DIP Term Loan	--	375	375	375	(375)	--
Total Debt	**$482**		**$832**	**$839**		**$264**
Net Debt	**448**		**484**	**761**		**77**
Backstop Party Investment [2]	--		--	--	$263	$263

Credit Statistics

	2Q 2012	2Q 2012	LTM 9/30/2013	PF LTM 9/30/13
LTM Adj. EBITDA	$136	$136	$141	$141
Interest Expense	29	NM	NM	42
LTM Adj. EBITDA / Interest Expense	4.7x	NM	NM	3.3x
1st Lien Debt / LTM Adj. EBITDA	0.0x	2.8x	2.7x	1.8x
Net 1st Lien Debt / LTM Adj. EBITDA	NM	0.2x	2.1x	0.4x
Total Debt / LTM Adj. EBITDA	3.5x	6.1x	5.9x	1.9x
Net Debt / LTM Adj. EBITDA	3.3x	3.6x	5.4x	0.5x

Liquidity

Cash & Cash Equivalents			$78	$187
Revolver / ABL Facilities [3]			125	125
Less: L/Cs Posted Under Revolver / ABL			(61)	0
Less: Amounts Drawn			0	0
Total Available Liquidity			**$142**	**$312**
L/C Posting Requirements	**$353**	**$353**	**$342**	**$201**

Source: Patriot Coal Disclosure Statement (DKT 4928).

1. *Cash adjusted for all bankruptcy cost and settlement receipts.*
2. *Backstop Party Investment consists of a $250 million 10-year 2nd Lien PIK Note plus $13 million PIK backstop fee.*
3. *Assumes full availability.*

6

Ownership of Reorganized Patriot Coal

Reorganized Patriot

[] Upon emergence, New Class A Common Stock of the Reorganized Patriot Coal
will be distributed as follows:

-- Senior Note Holders: 60%

-- United Mine Workers of America ("UMWA"): 35%

-- Convertible Notes Holders / General Unsecured Claimants: 5%

[] These distributions are subject to dilution by shares of New Class A Common
Stock issued in respect of the Rights Offering Warrants (convertible into 95%
New Class A Common Stock), offered with the $250 million 2nd Lien notes offering

-- Pursuant to certain rights to designate other Backstop Parties, Knighthead has agreed to backstop the offering and is guaranteed the right to subscribe to at least 40% of the offering

[] Current management is expected to continue operating Patriot

[] The Board will be constructed primarily of independent directors, who will be disclosed in December

___________________________
Note: Unless otherwise noted, capitalized terms contained herein shall have the meaning ascribed to them in the Third Amended Plan of Reorganization (DKT 4927)
or Disclosure Statement (DKT 4928).

Knighthead Capital Management, LLC

Knighthead Capital Management, LLC

Knighthead Capital Management, LLC

[] Knighthead Capital Management, LLC is a New York-based registered investment adviser founded in 2008

[] The firm focuses on long-short investments and specializes in event driven, special situation opportunities across a broad array of industries

[] Knighthead manages approximately $4.4 billion

Company Overview

Patriot Coal Overview

PATRIOT COAL

Mine Locations



Northern Appalachia
Federal
Baltimore
Newport News
Norfolk
IL
OH
WV
MO
KY
Patriot Corporate Headquarters
St. Louis, MO
Patriot Operations Headquarters
Charleston, WV
New Orleans
Illinois Basin
Dodge Hill
Highland
Central Appalachia
Midland Trail
Paint Creek
Corridor G
Kanawha Eagle
Logan County
Wells
Panther
Rocklick

Overview

- Patriot is a leading producer and marketer of met and thermal coal in the eastern U.S. region with access to domestic and international markets
- Controls ~1.8 billion tons of proven and probable coal reserves through 11 mine complexes with forecasted sales of ~24 million tons in 2014
- The Company began as a spin-off from Peabody Energy in November 2007
- In July 2008, Patriot acquired Magnum Coal Company from ArcLight Capital Partners
- Patriot has used the Bankruptcy process to adjust operating costs and liabilities to effectively capitalize on a strong base of assets and reserves

9

Appalachian Operations – Overview

- 14 mines (2 longwall / 9 continuous miner / 3 surface)
- 1.2 billion tons of proven and probable reserves
  - 300 million tons owned
  - 886 million tons leased
  - 334 million met tons
- 2012 production of 17.9 million tons
- Transport via rail (CSX / NS), barge and truck



Federal
Midland Trail
W. Virginia
Kanawha Eagle
Charleston Office
Panther
Corridor G
Paint Creek
Logan County
Wells
Rocklick

Sales Volume Mix (1)



1%
13%
4%
16%
9%
4%
9%
9%
22%
13%
Panther
Rocklick
Wells
Kanawha Eagle
Paint Creek
Logan County
Federal
Midland Trail
Corridor G
Big Mountain (2)

Appalachia Complex Detail (1)

(tons in millions)

Mining Complex	2012 Production (mt)	Type of Coal	Assigned Proved and Probable (mt)	Mining Type (mt) Surface	Mining Type (mt) Underground	Mining Method (3)
Panther	2.3	Met	42	-	42	LW, CM
Rocklick	0.8	Met	14	-	14	CM
Wells	1.6	Met	47	-	47	CM
Kanawha Eagle	0.8	Met/Thermal	55	-	55	CM
Paint Creek	1.6	Met/Thermal	55	9	46	TS, HW, CM
Logan County	2.3	Met/Thermal	66	44	22	TS
Federal	4.0	Thermal	37	-	37	LW, CM
Midland Trail	1.6	Thermal	105	11	94	CM
Corridor G	2.8	Thermal	55	55	-	DL, TS
Big Mountain	0.1	Thermal	11	-	11	CM
Total Appalachia	**17.9**		**487**	**119**	**368**	
Unassigned Reserves			699			
Total Appalachia Reserves			**1,186**			

1. *As of 12/31/12.*
2. *Big Mountain was idled in 2012.*
3. *CM – Continuous Miner, DL – Drag line, TS – Truck and Shovel, HW – High wall, LW – Long wall.*

10

Illinois Basin Operations -- Overview

[] 2 mines (2 continuous miner) [] 658 million tons of proven and  probable reserves Highland

-- 382 million tons owned

          -- 276 million tons leased Kentucky [] 2012 production of 6.4 million tons
Dodge Hill
[] Transport via barge or truck

Illinois Basin Complex Detail (1)

(tons in millions) Asssigned
                                              2012 Production Type of Proved
and Mining Type (mt) Mining Mining Complex (mt) Coal Probable (mt) Surface
Underground Method

Dodge Hill 0.9 Thermal 21 - 21 CM Highland 4.0 Thermal 83 - 83 CM Bluegrass (2)
1.5 Thermal 15 - 14 TS, CM

Total Illinois Basin 6.4 119 - 118
Unassigned Reserves 539
Total Illinois Basin Reserves 658

________________________________________________
1. As of 12/31/12.
2. Bluegrass: Freedom underground was closed in Q2 2012 and Patriot Surface was closed in Q4 2012.

Operating Profile

Appalachian Historical Production  Illinois Basin Historical Production

(mt) (mt)
30 10
25.9
24.3 23.9
25 7.9
20.7 8 7.3 18.5 7.0
20 6.6 6.4

15 6 10 4 5

0 2 2008 2009 2010 2011 2012 Panther Rocklick Wells Kanawha Eagle 0

                           2008 2009 2010 2011 2012 Paint Creek Logan County
Federal Midland Trail Dodge Hill Highland Bluegrass Corridor G Big Mountain
Other

Appalachian Historical Financial Performance Illinois Basin Historical
Financial Performance

($mm, $/ton) $100 ($mm, $/ton) $87 $50 $84 $90 $46 $42 $45 $72 $74 $80 $39 $67
$36 $65 $43 $70 $42 $43 $71 $71 $60 $37 $37 $67 $34 $41 $58 $57 $59 $50 $386
$40 $294 $316 $289 $30 $13 $11 $9 $1 $20 $173 $141 ($12) $10 $0 2008 2009 2010
2011 2012 LTM
                                                                  9/30/13 2008
2009 2010 2011 2012 LTM 9/30/13 Segment EBITDA Operating Cost per Ton Sales
Price per Ton Segment EBITDA Operating Cost per Ton Sales Price per Ton

________________________________________________
Note: Segment EBITDA is revenue less operating costs (direct costs of mining operations), including income from equity affiliates and excluding costs for past mining operations.

Cost Profile Improvement

Operating Expense per Ton PMO and ARO Expenses
($ per ton) ($ millions)

$542

$286 $285

$65.0 $64.6 $65.1 $65.7 $62.2 $62.1 $60.1 $58.2

$178

          $86 $89 $91 $92 $82

2012 LTM 2013E 2014 2015 2016 2017 2018 2010A 2011A 2012A 2013E 2014 2015 2016
2017 2018 9/30/13 OpEx/Ton PMO Expense ARO Expense

Substantial Progress on Selenium Treatment Costs

[] At 9/30/13 Patriot's total selenium remediation liability was estimated at
$433 million, primarily based on outdated treatment methods in an area where technology is evolving quickly [] Successful negotiation of compliance deadline extensions has allowed Patriot to use new Selenium treatment technologies that are leading to major cost reductions
-- The high-cost Fluidized Bed Reactor (FBR) technology applied at the Logan complex has been progressively replaced by GE's ABMet process, Iron Facilitated
Selenium Reduction (IFSeR), and (most recently) by Bio-Chemical Reactor (BCR)
-- BCR technology is projected to have a much lower capital and operating cost

[] Within a 2-year timeframe, capital cost for a (900 gallons per minute,
"gpm") treatment facility has dropped from $32 million for FBR to $17 million for ABMet and to $4 million for BCR

[] Projected annual operating costs for a 900 gpm treatment facility have declined in similar fashion, from $2.4 million FBR to $1.5 million for ABMet and to $0.2 million for BCR

[] Patriot's ARO Liability associated with Selenium is expected to decrease substantially as BCR and similar developing technologies are proven to be effective

-- In Q3 2013, Patriot updated their liability to reflect BCR utilization only for the smallest category of outfalls (200 gpm or less), resulting in a $31.4 million reduction (to $433.1 million)

-- We believe continued application and development of this emerging technology could lead to substantial reductions in the Company's Selenium liability

Marketing Overview

Metallurgical Coal Industry Overview

Market Trends

- Hard Coking Coal ("HCC") pricing poised to regain momentum
  - 4Q 2013 HCC benchmark announced at $152/tonne
  - On recent conference calls, major international steel producers stated steel demand is stabilizing
  - Chinese steel mills restocking
  - High vol markets in much better balance than low vol & mid vol markets
- Long-term positive growth trends for U.S. metallurgical coal suppliers
  - Supply cuts have been announced as prices have fallen
  - As much as one-third of global metallurgical supply could be uneconomic at current prices
  - Over the past two years Patriot has achieved substantial cost savings from restructuring initiatives and rationalization of uneconomic met mines and is currently well positioned to be competitive in the global met market
- Patriot's benchmark assumptions are in line with third party consensus outlook

Met Coal Price Decks



($/tonne)
$300
$250
$200
$150
$100
2011
2012
2013
2014
2015
2016
2017
Wood MacKenzie (1)
PCX Price Deck
Wall St. research
Historical

($ per ton)	2014E	2015E	2016E	2017E
Wood MacKenzie	$170	$191	$191	$191
Wall St. Consensus	167	178	181	185
Patriot Price Deck	163	175	180	185

Global Demand Outlook

- World Steel Association forecasts continued recovery in global steel demand
  - China and India fuel international steel demand increasing 6.0% and 3.4% respectively in 2013E and further 3.0% and 5.6% respectively in 2014E
- Growth in U.S. steel demand has been aided by improving global economy and activities in automotive, energy and residential construction sectors
- Steel production has markedly increased in China and India y-o-y
- Global capacity utilization has rebounded in September 2013 to 79% from 76% in August

Global Steel Demand Outlook



Mt
140
120
100
80
60
40
20
0
2.1% CAGR
96
97
100
4.1% CAGR
72
74
78
US
India
2012
2013E
2014
Mt
1,600
1,200
800
400
0
3.2% CAGR
1,430
1,475
1,523
4.5% CAGR
660
700
721
China
World Total
2012
2013E
2014

Global Steel Capacity Utilization



82%
80%
78%
76%
74%
72%
70%
75%
75%
72%
77%
81%
80%
80%
80%
79%
78%
76%
79%
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13

Source: Wall Street research, Wood MacKenzie, and World Steel Association.

1. *Wood MacKenzie Coal Market Service, as of 3Q 2013. Annual prices reflect 4Q price. Wood Mackenzie forecast through 2015, held flat thereafter.*

15

Global Met Coal Landscape

[] Significant supply and logistical constraints in existing and prospective met coal production regions [] U.S. met coal exporters are taking on an increasingly essential role in global seaborne markets [] After floods in
Australia in 2011 disrupted supply, Asian buyers have continued buying US coal for diversity

Russia
Significant infrastructure challenges including distance to population and ports.
Western Canada
High development and operating costs. Predominantly met coal production that ships to Asia. Port capacity nearing its max. Mongolia (Tavan Tolgoi)
High political risk, limited infrastructure in place, captive to Chinese market. Delays have already been announced.
U.S. China
Increasingly significant and Dangerous, high-cost mining important exporter of metallurgical conditions, costs escalating on coal in the seaborne market with regulatory burden and RMB export volumes second only to appreciation. Forced consolidations Australia. or shut-ins.

Australia
S. Africa/Botswana Mozambique Increasing labor costs, Infrastructure remains a
Challenging infrastructure. lower quality, no "low-major issue along with While geology is favorable, not hanging fruit". Significant increasing political risk. top quality product. Low yields additional infrastructure for met coal.
requirement.

Thermal Coal Industry Overview

Highlights

- After an estimated 70 - 80mt shut-in of thermal coal production in FY12, the combination of a cold winter and summer burn has contributed to a gradual drawdown of coal stockpiles at utilities
- The EIA reports that coal inventories declined to ~154mt as of September 2013, down 15% from ~181mt in the prior year period
- Export markets are expected to remain open to US thermal coal long-term, as global electricity demand is rapidly increasing
- Forward gas prices are in contango, with prices forecasted to be approximately $ 4 / mmbtu in 2014 and 2015
- Despite sub $4 / mmbtu prices in 2013, much of the "coal-to-gas" switching seen in 2012 has reversed, with overall coal consumption by power plants and the % of electricity generated from coal growing strongly in 2013
  - EIA forecasts imply this trend to continue in 2014

Coal Consumption at U.S. Power Plants [1]


(mm short tons)
950
900
850
800
750
933
825
871
895
5.6% Increase
2011A
2012A
2013E
2014E

Natural Gas Forward Curve [2]


($/mmbtu)
$5.00
$4.50
$4.00
$3.50
$3.00
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18

U.S. Electricity Generation by Source [1]


100%
75%
50%
25%
0%
13.7%
19.3%
24.7%
42.3%
13.3%
19.0%
30.4%
37.4%
13.9%
19.0%
27.4%
39.7%
14.2%
18.7%
26.6%
40.5%
2011A
2012A
2013E
2014E
Coal
Natural Gas
Nuclear
Other

Sources: Bloomberg, IEA, EIA.
1. *EIA as of November 2013.*
2. *As of 11/8/13.*

17

Strong Customer Base

Overview Customer Composition LTM 9/30/13

[] Diverse base of domestic and international customers [] Relationships with many customers extend more than 20 years 29% [] Broad shipping optionality --
CSX rail, NS rail and river barge 71% [] Premier global coal marketing staff[]
Close contact with Patriot's marketing group through the restructuring process
Electricty Generators Steel Producers has strengthened relationships

Metallurgical Customers Thermal Customers

___________________________
Source:
(Company filings, Patriot Coal Disclosure Statement (DKT 4928).) 18

Committed Sales Position

Committed Position 2014 Committed Position (mt)

[] Historically, Patriot has entered into long-term 100% contracts (2-5 years)
with its thermal customers
0.6
-- Upon emergence from Chapter 11, Patriot 90% will pursue a contracting strategy that 1.1 89.1% balances the benefits of a long-term contract 2.3 80%
book with the desire to capture anticipated rising coal prices 70% 71.7%
[] Patriot's significant committed and priced  Tons Sold positions demonstrate the strength of the Projected 67.2% Company's customer relationships 60% 6.1

2014 Priced Thermal Position
50%

 4.8  % of 40% Committed 2.8 4.7 30%

Unpriced
31% 20%
                                                                     21.3%
Priced 69% 10% 1.7

0%
Met NAPP CAPP ILB Thermal

Committed Uncommitted

Transportation Flexibility

Transportation Overview

- Patriot's diverse platform of operating assets and transportation optionality provide ability to maximize margins
- Access to multiple railroads (CSX / Norfolk Southern) as well as ability to ship via truck or barge
- Capacity at terminals along the East and Gulf coasts with access to ports in Baltimore, Newport News, Norfolk and New Orleans

Map of Operations


Corporate Headquarters
Midland Trail
Charleston Office
Federal
Kanawha Eagle
Highland
Corridor G
Panther
Paint Creek
Wells
Rocklick
Dodge Hill
Logan County
Baltimore
Newport News
Norfolk
New Orleans

Transportation Options

Mining Complex	Transport
Panther	CSX Rail, NS Rail, Kanawha River Barge
Rocklick	CSX Rail, NS Rail
Wells	CSX Rail
Kanawha Eagle	CSX Rail, NS Rail, Kanawha River Barge
Paint Creek	CSX Rail, NS Rail, Kanawha River Barge
Logan County	CSX Rail
Federal	CSX Rail, NS Rail, Ohio River Barge
Midland Trail	NS Rail, Kanawha River Barge
Corridor G	CSX Rail
Dodge Hill	Ohio River Barge
Highland	Ohio River Barge

20

Credit Highlights

1 Improved Credit and Liquidity Profile

Patriot has greatly improved its balance sheet by reducing debt and outstanding obligations

Summary Improvements

- Significantly lowered total liabilities
- Vastly reduced post-retirement benefit obligations ("PRBOs") through the 1113/1114 process
- Increased liquidity and reduced debt

Total Liabilities (1)


($ millions)
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$3,391
$378
$418
$474
$738
$1,384
-$1,690m (-50%)
$1,701
$391
$212
$264
$743
$91
PRBOs
AROs
Total Debt
A/P & Accrued Exp.
Other

Total Liquidity (2)


($ millions)
$350
$300
$250
$200
$150
$100
$50
$0
$46
+$266m (578%)
$312
$125 million ABL
$187 million Cash
Pre-Petition
Pro Forma Exit

Total Debt (1)


($ millions)
$500
$400
$300
$200
$100
$0
$474
-$209m (-44%)
$264
Pre-Petition
Pro Forma Exit

Source: Patriot Coal Disclosure Statement (DKT 4928).

Note: Pre-petition figures as of 6/30/12, assuming no availability under pre-petition credit facilities.

1. *Excluding Backstop Party Investment.*
2. *Adjusted for all bankruptcy cost and settlement receipts. Assumes full availability under the $125mm ABL Facility.*

22

1 Improved Credit and Liquidity Profile (cont'd)

Patriot compares favorably to its peers

Summary

- The Company will emerge with a dramatically strengthened balance sheet to allow Patriot to execute on its business plan and capitalize on the expected rebound in coal prices
- Patriot has reduced leverage below coal industry peers
  - Successfully positioned itself with one of the strongest credit profiles in the industry

LTM Adj. EBITDA / LTM Interest (1)(2)


5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
3.5x
3.3x
3.2x
2.7x
1.3x
0.7x
CLD
PCX
BTU
ANR
ACI
WLT

Total Debt and Total Net Debt / LTM Adj. EBITDA (2)


32.0x
28.0x
24.0x
20.0x
16.0x
12.0x
8.0x
4.0x
0.0x
1.9x
0.5x
2.5x
1.3x
4.8x
4.4x
6.6x
4.6x
10.2x
7.4x
27.7x
24.8x
PCX
CLD
BTU
ANR
ACI
WLT
Total Net Debt / LTM Adj. EBITDA
Total Debt / LTM Adj. EBITDA

Secured Debt / LTM Adj. EBITDA (2)(3)


21.0x
18.0x
15.0x
12.0x
9.0x
6.0x
3.0x
0.0x
0.0x
1.0x
1.3x
1.9x
3.2x
18.3x
CLD
BTU
ANR
PCX
ACI
WLT

Source: Company filings.
Note: LTM as of 9/30/13. Balance sheet data as of 9/30/13.
1. *LTM interest expenses exclude non-cash interest as available and as of most recent public filings.*
2. *PCX pro forma for post-restructuring adjustments. Debt excludes Backstop Party Investment.*
3. *Secured debt includes capital leases and excludes Backstop Party Investment.*

23

3 Leading Met Coal Producer

Patriot has begun shifting production to higher-margin met coal

Historical and Forecast Sales by Coal Type

(tons in millions)

16.9 16.0
                                                             16.4 14.2 16.4
15.4

             9.2 9.9 10.1 7.8 8.5 6.7

2013E 2014 2015 2016 2017 2018 Met Tons Thermal Tons

As Rocklick, Wells, Kanawha Eagle and Logan County projects come online,
Patriot is positioned to capitalize on a met rebound

4 Large, High Quality, Diverse Asset Base

[] 1.8 billion tons of proven and probable reserves

-- One of the largest holders of eastern reserves with implied reserve-to-production ratio of over 75 years

-- 334 million tons of metallurgical quality reserves

[] Diverse platform of operating assets and transportation optionality provide unique ability to maximize margins

Eastern Reserve Profile (1)(2) LTM 9/30/13 Coal Sales Volume by Type

(tons in billions)

                                     Met 3.8 29%

3.4 3.1

                                            Thermal 71% 1.8 1.8
LTM 9/30/13 Reserves by Basin

                                                              App 0.7 65%

0.3 0.3 0.3

Illinois 35%

___________________________
1. Per Company filings as of 12/31/2012.
2. Consol reserves are pro forma for 1.1 billion of reserves sold to Murray
Energy as part of transaction announced 10/28/13.

5 Operational Flexibility

Patriot's operational flexibility has allowed it to respond aggressively to difficult market conditions while maintaining the ability to ramp up quickly in response to increased demand

Flexible Operating Platform Positioned for Market Rebound

[] Patriot has a diverse product base with [] Patriot maintains the ability to react to the different grades and characteristics for met expected rebound in coal pricing and and thermal coal. This diversity of coal quickly ramp up production grades allows Patriot to address changing market needs as well ability to blend coal [] By utilizing its existing mining complexes, to customers' precise specifications Patriot is able to expand its met portfolio in a capital-efficient manner[] Patriot has idled or reduced production at mines with marginal returns and focused -- Rocklick: restart idled mines
(high-vol on low-cost, higher-margin met and A met) thermal mines in its portfolio
-- Replaced higher-cost contract mines -- Wells: shift production to new areas with lower-cost captive operations (high vol A met)

-- Rationalized higher-cost production -- Kanawha Eagle: continue to develop sources throughout 2012 and 2013 and expand North Eagle operations

-- Concentrated efforts at lower-cost complexes

-- Idled certain uneconomic mines (with ability to start up when prices rebound)

As market conditions improve, Patriot will continue to shift its production capacity to higher margin met coal mines and lower cost thermal mines

___________________________ Source: Company filings.

6 Experienced Management Team

Name / Position	Coal / Business Experience	With Patriot Since	Additional Details
Bennett K. Hatfield *President & CEO*	34 / 34	2011	■ Joined Patriot as EVP & COO in September 2011; named President on May 29, 2012, named CEO on October 25, 2012 ■ Previously served for six years as President, Chief Executive Officer and Director of International Coal Group ■ Prior positions have included President of Eastern Operations at Arch Coal, EVP and COO of Massey Energy Company, and EVP and Chief Commercial Officer of Coastal Coal Company
John E. Lushefski *SVP & CFO*	12 / 35	2007	■ Previously served on Patriot's Board of Directors from October 2007 until September 2012 ■ Former CFO of Millennium Chemicals Inc., Hanson Industries Inc. and Peabody Holding Company, Inc.
Michael D. Day *EVP - Operations*	21 / 21	2008	■ Former SVP – Engineering and W.V. Central Region & Kentucky Operations for Patriot ■ Previously served in a variety of management positions at Magnum, Arch and James River Coal Company
Robert W. Bennett *SVP & Chief Marketing Officer*	25 / 25	2008	■ Former SVP of Sales and Trading for Magnum Coal and President of Magnum Coal Sales ■ Former VP of Peabody COALSALES and Peabody COALTRADE
Charles A. Ebetino, Jr *SVP Global Strategy & Corporate Development*	36 /36	2007	■ Former SVP and COO for Patriot ■ Held several positions at Peabody including SVP of Business and Resource Development and SVP of Market Development ■ Former SVP of Fuel Supply of American Electric Power and President and COO of AEP's coal mining and coal-related subsidiaries
Joseph W. Bean *SVP Law & Administration and General Counsel*	12 / 26	2007	■ Former VP and Associate General Counsel and Assistant Secretary for Peabody ■ Former counsel and assistant corporate secretary for The Quaker Oats Company
Robert L. Mead *Vice President and Treasurer*	6 / 23	2007	■ Former Director, Global Finance & Treasury for Energizer

28

Financial Overview

Summary of Successfully Achieved Objectives in Restructuring

The Company has successfully executed its restructuring plan

Focused mining operations on highest margin products	■ Rationalized lower margin coal production and accelerated cost reduction initiatives ■ Downsized and closed/idled higher cost/market challenged products
Implemented cost reduction initiatives	■ Intensified cost cutting efforts targeting productivity increases, equipment optimization and staff reductions – Reallocated equipment and infrastructure from idled mines ■ Cut costs through rejecting uneconomic contracts ■ Cash costs per ton were reduced from ~$65/ton in 2012 to an estimated $62/ton in 2013 and are forecast at $58/ton in 2014
Addressed the Company's labor and legacy liability issues	■ Achieved 1113 savings/1114 savings, including – ~$60 million of cash savings per annum through a new package of wages and benefits consistent with those of competitors – Over $70 million of cash savings per annum through modifications to retiree healthcare benefits – December 31, 2013 transition to long-term healthcare coverage for retirees through the Voluntary Employee Benefit Association ("VEBA") trust, reducing retiree healthcare liability by over $1.3 billion
Reduced leverage and increased liquidity in bankruptcy	■ The Company negotiated settlements with Peabody and Arch, releasing them from liability for past actions in exchange for: – $310 million cash contribution to UMWA VEBA – Assumption of $141 million of L/Cs – Provided $64 million of additional cash benefits from a combination of commercial agreements and credit support
Positioned Patriot for an expected rebound in met and thermal coal pricing	■ Selective build-out of metallurgical coal production ■ Continued rationalization of high cost thermal coal production ■ Optimization of current operations via 7-day work schedules

29

Summary Operating Drivers

Patriot has focused on its highest margin products and implemented significant cost reductions

Tons Sold


(tons in millions)
2012: 24.9 total; 18.7 Thermal; 6.2 Met
LTM 9/30/13: 21.9 total; 15.6 Thermal; 6.3 Met
2013E: 22.1 total; 15.4 Thermal; 6.7 Met
2014: 24.2 total; 16.4 Thermal; 7.8 Met
2015: 24.9 total; 16.4 Thermal; 8.5 Met
2016: 26.1 total; 16.9 Thermal; 9.2 Met
2017: 25.9 total; 16.0 Thermal; 9.9 Met
2018: 24.3 total; 14.2 Thermal; 10.1 Met
Met
Thermal

Coal Revenues


($ millions)
2012: $1,879
LTM 9/30/13: $1,511
2013E: $1,488; $901; $587
2014: $1,616; $935; $681
2015: $1,830; $977; $853
2016: $2,020; $1,066; $954
2017: $2,111; $1,037; $1,074
2018: $2,055; $923; $1,132
Aggregate
Met
Thermal

Price per Ton


($ per ton)
Met: $122.8; $92.0; $87.1; $87.4; $100.1; $104.0; $108.7; $112.5
Total: $75.5; $69.0; $67.3; $66.9; $73.5; $77.3; $81.4; $84.7
Thermal: $59.4; $59.4; $58.6; $57.2; $59.7; $62.9; $64.6; $65.0
2012
LTM 9/30/13
2013E
2014
2015
2016
2017
2018
Total
Met
Thermal

Operating Exp. and Segment EBITDA[(1)] per Ton


($ per ton)
2012: $75.5; $10.5; $65.0
LTM 9/30/13: $69.0; $4.4; $64.6
2013E: $67.3; $5.1; $62.2
2014: $66.9; $8.7; $58.2
2015: $73.5; $13.4; $60.1
2016: $77.3; $15.2; $62.1
2017: $81.4; $16.3; $65.1
2018: $84.7; $19.0; $65.7
OpEx/Ton
Segment EBITDA/Ton
Avg. Sales Price/Ton

Source: Company filings, Company projections, Patriot Coal Disclosure Statement (DKT 4928).
Note: 2013E income statement line items not adjusted for restructuring effects.
1. *Excluding Other Revenue, (Income)/Loss from Equity Affiliates and Other Expense. 2012 Operating Expense adjusted to include 1974 Plan Expense and Black Lung Service Cost, previously included in PMO Expense.*

30

Summary Forecast

Operational efficiencies and restructuring effects position Patriot for the future

Adjusted EBITDA Capital Expenditures
($ millions) ($ millions) $192 $181 $421 $170 $147 $357 $56 $343 $139 $315 $51
$68 $106 $94 $8 $9 $100 $79 $188 $90 $70 $90 $129 $66 $97 $62 $28 $29 $36 $19
$23 $6 2012 2013E 2014 2015 2016 2017 2018
Aggregate Government Required Capex
2012 PF 2013E 2014 2015 2016 2017 2018
Maintenance Capex Project Capex

Adj. EBITDA -- Capex PMO and ARO Expenses

($ millions) ($ millions) $273 $542

                                                       $176 $145 $151 $320 $82
$35 $178

                                   $45 $82 $86 $89 $91 $92 $222 $133 $11 $34
$41 $26 $39 ($42) $52 $48 $65 $52 $71 2012 PF 2013E 2014 2015 2016 2017 2018
2012 PF 2013E 2014 2015 2016 2017 2018

Cash Paid for PMO and ARO Accrued PMO and ARO Expense
___________________________
Source: Company projections, Patriot Coal Disclosure Statement (DKT 4928).
Note: PF Adjusted EBITDA for 2013E adjusted for certain cost savings achieved in the restructuring process.

Forecast Credit Profile

Going forward Patriot will have a strong credit profile

Net Leverage [1]


($ millions)
1.5x
3.2x
0.5x
0.6x
0.5x
0.2x
0.0x
(0.2x)
(0.6x)
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
2011
LTM 6/30/12
PF LTM 9/30/13
PF2013E
2014
2015
2016
2017
2018
Net Debt / Adj. EBITDA
Total Debt

Liquidity [2]


($ millions)
14.2x
1.1x
7.4x
6.6x
7.3x
8.8x
10.0x
13.6x
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
2011
LTM 6/30/12
PF2013E
2014
2015
2016
2017
2018
Avail. Liquidity / Cash Int.
Avail. Liquidity

Adj. EBITDA / Cash Interest Expense


6.0x
3.4x
3.3x
3.1x
4.2x
7.2x
8.0x
7.9x
9.0x
2011
LTM 6/30/12
PF LTM 9/30/13
PF2013E
2014
2015
2016
2017
2018

(Adj. EBITDA – Capex) / Cash Interest Expense


0.5x
-0.8x
1.5x
0.8x
1.8x
3.3x
3.5x
3.9x
5.9x
2011
LTM 6/30/12
PF LTM 9/30/13
PF2013E
2014
2015
2016
2017
2018

Source: Patriot Coal Disclosure Statement (DKT 4928).
Note: Information does not reflect the terms of the proposed capital structure (pricing, amortization and ECF Sweep).
1. *Funded 1st Lien debt and Capital Leases, excluding Backstop Party Investment.*
2. *LTM 6/30/12 period assumes no availability under pre-petition credit facilities. Projected periods assume full availability under new $125 million ABL Facility.*

32

EBITDA Reconciliation

LTM 9/30/13 Net Income to EBITDA Reconciliation

EBITDA Reconciliation
 Net Income (Loss) ($426) Depreciation, depletion and amortization 186 Asset retirement obligation expense (3) Impairment and restructuring charge (1)
Interest expense and other 56 DIP financing fees 12 Interest income (0)
Reorganization items, net 110 EBITDA (as reported) ($66)

Adjusted EBITDA (Normalized) Reconciliation (1)

LTM
 ($ millions) 9/30/2013 2013E Commentary EBITDA ($66) ($21) Restructuring
Adjustments
1113 Savings $53 $38 Reduction in PMO expense 1114 Savings
 RHC Plan Elimination $133 $90 Reduction in PMO expense due to RHC Plan
Elimination VEBA Tonnage Royalty ($3) ($2) Royalty Overrides $3 $2
Absenteeism $22 $22 Elevated absenteeism due to uncertainty surrounding retention of paid days off

Adjusted EBITDA (Normalized) $141 $129 $150 million in Savings  from
Restructuring Initiatives

___________________________
1. 2013E Adj. EBITDA excludes gain on sale of Guffey reserves.

EBITDA Bridge (2012A -- 2013E)

($ millions) Normalization of EBITDA from restructuring Met tons sold up 0.4 mt initiatives related to 1113 $250.0 (6.3mt to 6.7mt) Savings, 1114 Savings,
Thermal tons sold down Royalty Overrides and $200.0 3.2mt (18.6mt to 15.4mt)
Absenteeism

 $150.0 $38 $150 $129 Opex improvement driven by savings related $97 Met realized price down $100.0 to reduction in Thermal $35.70/ton tons sold.
Overall ($122.82 to $87.11) opex/ton declined $2.87 Thermal realized price
$50.0 down $0.81/ton ($59.41 to $58.61) $48 $0.0 $3 $245 $11 ($50.0) ($34)
($189) ($100.0)

($150.0) ($200.0) ($250.0)

($300.0) ($225)
                                                                            ($1
5) ($350.0)
2012A Met Thermal Met Thermal Operating SGand A PMO Other(1) Proposal Savings PF
Adj. EBITDA Expenses Overlay from 2013E EBITDA

                                             Restructuring Coal Volumes
Realization (Price) / Ton Initiatives

___________________________
1. Other includes other revenues, income and expenses from equity affiliates and gains and losses from asset sales.

EBITDA Bridge (2013E -- 2014E)

($s millions) PMO reductions driven by 1114 $250.0 savings related to RHC Plan
Met realized price up Met tons sold up 1.3mt Eliminations $0.29/ton (6.5mt to
7.8mt) ($87.15 to 87.44) Thermal tons sold $200.0 Thermal realized price $6 up
0.8mt $188 down $1.22/ton Opex increased with (15.6mt to 16.4mt) $3 ($58.38 to
$57.16) added tons sold, but $95 overall declined on a per ton basis by
$4.05/ton $150.0
PF Adj. $2 $57 $129

$100.0 ($22) $6 $92 ($30) $50.0

$0.0

                 ($21) ($50.0)

($100.0)
(1) (2)
2013E Met Thermal Met Thermal Operating SGand A PMO Proposal Other 2014E EBITDA
Expenses Overlays EBITDA

Coal Volumes Realization (Price) / Ton
___________________________
1. Excludes $16 million gain related to Guffey sale.
2. Other includes other revenues, income and expenses from equity affiliates and gains and losses from asset sales.

Syndication

Illustrative Organizational Structure

Patriot Coal Corporation
(Borrower)

Various Domestic Subsidiaries
(Guarantors)

Indicative Terms -- ABL Facility

Borrowers: Patriot Coal Corporation (the "Company") and certain of its subsidiaries to be determined (collectively, the "Borrowers") $125 million senior secured asset-based revolving credit facility (the "ABL Facility"), subject to a borrowing base, including
Facilities: a $75 million LC sublimit, a $10 million swingline sublimit and an accordion on terms to be agreed
Administrative
Deutsche Bank AG New York Branch
Agent:
Pricing grid based on average excess availability: Initially Euro+250 bps subject to a grid ranging from Euro+ 225 to 275
Pricing: bps
Unused line fee based on utilization as a percentage of the commitment: 37.5 bps or 50.0 bps
The earlier of (i) five (5) years after the Closing Date and (ii) 91 days prior to the maturity of any of the L/C Facility and the
Maturity:
                                 Term Loan (to the extent not refinanced),
pre-payable at any time at par Collateral: [] First priority liens on all the
ABL Priority Collateral [] Second priority liens on all the L/C and Term Loan
Priority Collateral The ABL Facility will be subject to a borrowing base consisting of:
[] 100% of Qualified Cash (defined to mean cash and cash equivalents of the
Borrowers subject at all times to the control of, and a first priority perfected security interest in favor of, the Administrative Agent), subject to a cap to be agreed, plus [] 85% of eligible billed and unbilled accounts receivable, plus [] the lesser of (x) 85% of the appraised net orderly liquidation value of eligible inventory (to be defined) (including
Borrowing Base: saleable coal and raw coal), or (y) 80% of the value of eligible inventory that constitutes saleable coal and 40% of the value of eligible inventory that constitutes raw coal, minus[] reserves Until the completion of a field exam and appraisal (due within 60 days post close), the borrowing base will be based on 85% the existing eligible billed and unbilled accounts receivable, plus 50% of the net book value of eligible inventory that constitutes saleable coal, plus 25% of the net book value of eligible inventory that constitutes raw coal, minus reserves Springing cash dominion any time an event of default is continuing or excess availability is less than the greater of (x)
Cash Dominion:
12.5% of the commitment, and (y) $20 million for five consecutive business days

Reporting: Monthly borrowing base certificates springing to weekly upon the occurrence of a cash dominion trigger
One appraisal and one field exam per annum at the cost of the Borrowers with a second appraisal and field exam at the
Field Exams and cost of the Borrowers permitted in the 12 month period following any date excess availability is less than 20% of the
Appraisals: commitment. Unlimited at the cost of the Borrowers during a specified event of default

Negative Affirmative and negative covenants which are usual and customary for these types of facilities (to be applicable to the Covenants: Company and its restricted subsidiaries which shall be subject to exceptions and qualifications to be agreed) Financial Springing minimum fixed charge coverage ratio covenant of 1.00:1.00 triggered anytime excess availability is less than the Covenants:
greater of (x) 10% of the lower of the borrowing base or the commitment, and
(y) $15 million

Indicative Terms -- 1(st) Lien / 2(nd) Out Term Loan

Borrower: Patriot Coal Corporation (the "Borrower")

Facilities: $250 million Senior Secured 1(st) Lien / 2(nd) Out Term Loan (the
"Term Loan") Substantially all existing and future direct and indirect domestic restricted subsidiaries of the Guarantors: Borrower; provided that any such subsidiary that guarantees the obligations under the L/C Facility and/or the
ABL Facility shall also be a guarantor under the Term Loan Admin Agent:
Barclays Bank PLC ("Barclays")

                                               Make distributions to creditors
in accordance with the Plan, repay DIP term loan, pay related fees and Use of proceeds: expenses and provide for the working capital needs and general corporate requirements of the Borrower and its subsidiaries.

Maturity: Five (5) years after the Closing Date

Amortization: 1% per annum

                                              [] First priority liens (on a
pari passu but second out basis with the L/C Facility) on fixed assets of the
Loan Parties other than ABL Priority Collateral, with certain exceptions ("L/C and Term Loan Priority Collateral: Collateral") [] Second priority liens (on a pari passu but second out basis with the L/C Facility) on current assets, with certain exceptions (the "ABL Priority Collateral")
Hard Call Protection: 102, 101, par
[] Excess Cash Flow: Prepayment of 50% of Excess Cash Flow if the Consolidated
First Lien Net Leverage Ratio (outlined below) is greater than or equal to
2.50:1.00 (subject to minimum liquidity of $25 million). No Excess Cash Flow prepayment shall be required if the Consolidated First Lien Net Leverage Ratio is less than 2.50:1.00
Mandatory Prepayments:
[] 100% of net cash proceeds received from incurrence of certain indebtedness
[] 100% of net cash proceeds from certain sales or dispositions of L/C and Term
Loan Priority Collateral (with reinvestment rights, exceptions, etc. to be agreed) [] Mandatory prepayments shall be subject to intercreditor arrangements to be agreed Maximum Consolidated First Lien Net Leverage Ratio (to include first lien funded debt only and net of
Financial Covenants: unrestricted cash) of 3.0x

                                               Affirmative and negative
covenants which are usual and customary for these types of facilities (to be
Negative Covenants: applicable to the Borrower and its restricted subsidiaries, which shall be subject to exceptions and qualifications to be agreed)

Indicative Terms -- Letter of Credit Facility

Borrower: Patriot Coal Corporation (the "Borrower")

Facilities: Approximately $201 million 1(st) Lien / 1(st) Out Letter of Credit
Facility (the "L/C Facility") Substantially all existing and future direct and indirect domestic restricted subsidiaries of the Borrower; Guarantors: provided that any such subsidiary that guarantees the obligations under the Term Loan and/or the ABL
                                             Facility shall also be a guarantor
under the L/C Facility Admin Agent: Barclays Bank PLC

Bank of America, N.A., PNC Bank, National Association and Fifth Third Bank,
each in its capacity as an
L/C Issuers: issuer of the Existing Letters of Credit and any successors thereto Maturity: Five (5) years after the Closing Date

[] First priority liens (on a pari passu but first out basis with the Term
Loan) on L/C and Term Loan Priority Collateral
Collateral:
[] Second priority liens (on a pari passu but first out basis with the Term
Loan) on ABL Priority Collateral

                 Undrawn principal amount of Pricing: any outstanding Existing

Year Letters of Credit L/C Borrowings 1-3 5.25% L + 7.00%

4 6.00% L + 7.50%

5 6.50% L + 8.00%

[] Excess Cash Flow: Prepayment of 50% of Excess Cash Flow if the Consolidated
First Lien Net Leverage Ratio is greater than or equal to 2.50:1.00 (subject to minimum liquidity of $25 million).
                                               No Excess Cash Flow prepayment
shall be required if the Consolidated First Lien Net Leverage Ratio is less than 2.50:1.00 Mandatory Prepayments: [] 100% of net cash proceeds received from incurrence of certain indebtedness [] 100% of net cash proceeds from certain sales or dispositions of L/C and Term Loan Priority Collateral (with reinvestment rights, exceptions, etc. to be agreed) [] Mandatory prepayments shall be subject to intercreditor arrangements to be agreed Financial
Covenants: Substantially the same terms as the Term Loan Negative Covenants:
Substantially the same terms as the Term Loan

Summary Terms -- Backstop Party Investment

$250mm Junior Lien PIK Toggle Notes Summary Terms

Issuer Patriot Coal Corporation (the"Company")
Maturity 10 years
Pricing 15% per annum, payable in cash or PIK at the Company's option ("Junior
Lien PIK Notes") Guarantee Guaranteed by substantially all existing and future direct and indirect domestic restricted subsidiaries Junior to Term Loan, ABL
Facility, and L/C Facility and L/C and Term Loan Priority Collateral and ABL
Collateral
Priority Collateral
Redemption No redemption at the option of the Company
Required repurchase upon a change of control, sale of substantially all of the assets of the Company or a
Fundamental Change liquidation at a premium pursuant to a semiannual schedule, starting at 315% of principal amount Certain usual and customary covenants, including restrictions on additional indebtedness, creation of
Covenants liens, affiliate transactions and payment of dividends, among other restrictions

Rights Offering Summary Terms

Backstop Investors Knighthead Capital Management, LLC and other Investors as identified by Knighthead [] $250mm Junior Lien PIK Notes
Securities Offered [] 10 yr warrants ("Warrants") convertible into 95% of common equity, pursuant to participation in Junior Lien Notes [] Knighthead /
Backstop Parties: Right to subscribe to at least 40% of the securities issued
Rights Offerees [] Senior Note Holders: 92.3% of the Rights Offering securities remaining after allocation to backstop parties (55.4% of total) [] Convert Note
Holders / General Unsecured: 7.7% of the Rights Offering securities remaining after allocation to backstop parties (4.6% of total) Backstop Fee 5% of the
Rights Offering Amount, payable in the form of additional Junior Lien PIK Notes and Warrants Backstop Rights [] $10mm breakup fee  [] Demand / piggy back registration rights [] Unrestricted cash balance not less than $175mm []
Execution of definitive agreements with Peabody, Arch and the UMWA and funding of VEBA pursuant to Key CP's the Funding Agreement [] Execution of definitive documentation for the 1st Lien Facilities on / before the effective date []
Bankruptcy Court approval of the Backstop Agreement

Indicative Transaction Timeline

November 2013 December 2013

S M T W T F S S M T W T F S

1 2 1 2 3 4 5 6 7

3 4 5 6 7 8 9 8 9 10 11 12 13 14

10 11 12 13 14 15 16 15 16 17 18 19 20 21 Bank Holiday
17 18 19 20 21 22 23 22 23 24 25 26 27 28
24 25 26 27 28 29 30 29 30 31 Key Dates

Day Key Milestones

[] Lenders meeting
Nov 14(th)
[] Receipt of Moody's Rating

Nov 25(th) [] Term Loan Commitments due by noon

Nov 26(th)[] Allocation of Term Loan

Dec 2(nd) [] ABL Lender Commitments

[] Confirmation Hearing
Dec 17(th)
[] Receipt of S and P Rating

Dec 18(th)[] Expected Closing and Funding

Public Q and A